Accounting Policies	12 Months Ended
Apr. 30, 2011
Accounting Policies [Abstract]
ACCOUNTING POLICIES
1. ACCOUNTING POLICIES
We prepare our consolidated financial statements in conformity with accounting principles generally accepted in the United States (GAAP). We also apply the following accounting policies when preparing our consolidated financial statements:
Principles of consolidation. Our consolidated financial statements include the accounts of all wholly owned and majority-owned subsidiaries. We use the equity method to account for investments in affiliates over which we can exercise significant influence (but not control). We carry all other investments in affiliates at cost. We eliminate all intercompany transactions.
Cash equivalents. Cash equivalents include bank demand deposits and all highly liquid investments with original maturities of three months or less.
Allowance for doubtful accounts. We evaluate the collectability of accounts receivable based on a combination of factors. When we are aware of circumstances that may impair a specific customer’s ability to meet its financial obligations, we record a specific allowance to reduce the net recognized receivable to the amount we believe will be collected. We write off the uncollectible amount against the allowance when we have exhausted our collection efforts.
Inventories. We state inventories at the lower of cost or market, with approximately 63% of consolidated inventories being valued using the last-in, first-out (LIFO) method. We value the remainder primarily using the first-in, first-out (FIFO) method. FIFO cost approximates current replacement cost. If we had used the FIFO method for all inventories, they would have been $219 and $204 higher than reported at April 30, 2010 and 2011, respectively.
Whiskey must be barrel-aged for several years, so we bottle and sell only a portion of our whiskey inventory each year. Following industry practice, we classify all barreled whiskey as a current asset. We include warehousing, insurance, ad valorem taxes, and other carrying charges applicable to barreled whiskey in inventory costs.
We classify bulk wine and agave inventories as work in process.
During 2009, we recorded a $22 provision for inventory losses (included in cost of sales) resulting from abnormally high levels of mortality and disease in some of our agave fields.
Property, plant, and equipment. We state property, plant, and equipment at cost less accumulated depreciation. We calculate depreciation on a straight-line basis using our estimates of useful life, which are 20—40 years for buildings and improvements; 3—10 years for machinery, equipment, vehicles, furniture, and fixtures; and 3—7 years for capitalized software.
We assess our property, plant, and equipment for impairment whenever events or changes in circumstances indicate that the carrying value of those assets may not be recoverable. When we do not expect to recover the carrying value of an asset (or asset group) through undiscounted future cash flows, we write it down to its estimated fair value. We determine fair value using discounted estimated future cash flows, considering market values for similar assets when available.
Upon disposal or retirement of property, plant, and equipment, we remove its cost and accumulated depreciation from our balance sheet. Any gain or loss is reflected in operating income. We expense the cost of repairing and maintaining our property, plant, and equipment as costs are incurred.
Goodwill and other intangible assets. We have obtained most of our brands by acquiring other companies. Upon acquisition, the purchase price is first allocated to identifiable assets and liabilities, including intangible brand names and trademarks (“brand names”), based on estimated fair value, with any remaining purchase price recorded as goodwill. We do not amortize goodwill or intangible assets with indefinite lives. We consider all of our brand names to have indefinite lives.
We assess our goodwill and other indefinite-lived intangible assets for impairment at least annually. If the fair value of an asset is less than its book value, we write it down to its estimated fair value. Goodwill is evaluated for impairment if the book value of its reporting unit exceeds its estimated fair value. We estimate the fair value of a reporting unit using discounted estimated future cash flows. We typically estimate the fair value of a brand name using the “relief from royalty” method. We also consider market values for similar assets when available. Considerable management judgment is necessary to estimate fair value, including the selection of assumptions about future cash flows, discount rates, and royalty rates.
Foreign currency translation. The U.S. dollar is the functional currency for most of our consolidated operations. For those operations, we report all gains and losses from foreign currency transactions in current income. The local currency is the functional currency for some foreign operations. For those investments, we report cumulative translation effects as a component of accumulated other comprehensive income (loss), a component of stockholders’ equity.
Revenue recognition. We recognize revenue when title and risk of loss pass to the customer, typically when the product is shipped. Some sales contracts contain customer acceptance provisions that grant a right of return on the basis of either subjective or objective criteria. We record revenue net of the estimated cost of sales returns and allowances.
Sales discounts. Sales discounts, which are recorded as a reduction of net sales, totaled $328, $398, and $461 for 2009, 2010, and 2011, respectively.
Excise taxes. Our sales are subject to excise taxes, which we collect from our customers and remit to governmental authorities. We present these taxes on a gross basis (included in net sales and costs before gross profit) in the consolidated statement of operations.
Cost of sales. Cost of sales includes the costs of receiving, producing, inspecting, warehousing, insuring, and shipping goods sold during the period.
Shipping and handling fees and costs. We report the amounts we bill to our customers for shipping and handling as net sales, and we report the costs we incur for shipping and handling as cost of sales.
Advertising costs. We expense the costs of advertising during the year when the advertisements first take place.
Selling, general, and administrative expenses. Selling, general, and administrative expenses include the costs associated with our sales force, administrative staff and facilities, and other expenses related to our non-manufacturing functions.
Income taxes. We base our annual provision for income taxes on the pre-tax income reflected in our consolidated statement of operations. We establish deferred tax liabilities or assets for temporary differences between financial and tax reporting bases and subsequently adjust them to reflect changes in tax rates expected to be in effect when the temporary differences reverse. We record a valuation allowance as necessary to reduce a deferred tax to the amount that we believe is more likely than not to be realized. We do not provide deferred income taxes on undistributed earnings of foreign subsidiaries that we expect to permanently reinvest.
We assess our uncertain income tax positions using a two-step process. First, we evaluate whether the tax position will more likely than not, based on its technical merits, be sustained upon examination, including resolution of any related appeals or litigation. For a tax position that does not meet this first criterion, we recognize no tax benefit. For a tax position that does meet the first criterion, we recognize a tax benefit in an amount equal to the largest amount of benefit that we believe has more than a 50% likelihood of being realized upon ultimate resolution.
Earnings per share. We calculate basic earnings per share by dividing net income available to common stockholders by the weighted average number of all unrestricted common shares outstanding during the period. Diluted earnings per share further includes the dilutive effect of stock options, stock-settled appreciation rights (SSARs), restricted stock units (RSUs), and deferred stock units (DSUs). We calculate that dilutive effect using the “treasury stock method” (as defined by GAAP).
We have granted restricted shares of common stock to certain employees as part of their compensation. These restricted shares, which have varying vesting periods, contain non-forfeitable rights to dividends declared on common stock. As a result, the unvested restricted shares are considered participating securities in the calculation of earnings per share in accordance with a new accounting standard that we adopted retrospectively effective May 1, 2009. The adoption decreased previously reported basic earnings per share for 2009 from $2.89 to $2.88.
The following table presents information concerning basic and diluted earnings per share:

	2009	2010	2011
Basic and diluted net income	$435	$449	$572
Income allocated to participating securities (restricted shares)	(1)	(1)	(1)

Net income available to common stockholders	$434	$448	$571

Share data (in thousands):
Basic average common shares outstanding	150,452	147,834	145,603
Dilutive effect of stock options, SSARs, RSUs, and DSUs	927	741	910

Diluted average common shares outstanding	151,379	148,575	146,513

Basic earnings per share	$2.88	$3.03	$3.92
Diluted earnings per share	$2.87	$3.02	$3.90
SSARs for approximately 1,899,000 common shares, 824,000 common shares, and 350,000 common shares were excluded from the calculation of diluted earnings per share for 2009, 2010, and 2011, respectively, because they were not dilutive for those periods under the treasury stock method.
Stock distribution. In September 2008, our Board of Directors authorized a stock split, effected as a stock dividend, of one share of Class B common stock for every four shares of either Class A or Class B common stock held by stockholders of record as of the close of business on October 6, 2008, with fractional shares paid in cash. The distribution took place on October 27, 2008. As a result of the stock distribution, we reclassified approximately $5 from our retained earnings to our common stock account. The $5 represents the $0.15 par value per share of the shares issued in the stock distribution.
Stock-based compensation. Our stock-based compensation plan requires that we purchase shares to satisfy stock-based compensation requirements, thereby avoiding future dilution of earnings that would occur from issuing additional shares. We acquire treasury shares from time to time in anticipation of these requirements. We intend to hold enough treasury stock so that the number of diluted shares never exceeds the original number of shares outstanding at the inception of the stock-based compensation plan (as adjusted for any share issuances unrelated to the plan). The extent to which the number of diluted shares exceeds the number of basic shares is determined by how much our stock price has appreciated since the stock-based compensation was awarded, not by how many treasury shares we have acquired.
Estimates. To prepare financial statements that conform with generally accepted accounting principles, our management must make informed estimates that affect how we report revenues, expenses, assets, and liabilities, including contingent assets and liabilities. Actual results could (and probably will) differ from these estimates.
Recent accounting pronouncements. During fiscal 2011, we adopted new guidance for disclosures about allowances for doubtful accounts and about fair value measurements. Adopting this new accounting guidance had no material impact on our financial statements.